                  BALANCE SHEET                 As of   April 30, 1997
                  -------------              ----------------------------

Debtor Name:     SONIC ENVIRONMENTAL SYSTEMS, INC.

Case Number:     96-26268  (RG)

ASSETS                                       Current Month      Prior Month
------                                       ============      ============
Current Assets
        Cash                                   187,080.00        187,227.00
                                             ------------      ------------
        Inventory                              292,393.00        250,611.00
                                             ------------      ------------
        Accounts Receivable                    226,245.00        344,201.00
                                             ------------      ------------
        Notes Receivable
                                             ------------      ------------
        Other (attach list)
                                             ------------      ------------
Total Current Assets                           705,718.00        782,039.00
                                             ------------      ------------

Fixed Assets
        Property and Equipment                 701,000.00        701,000.00
                                             ------------      ------------
        Accumulated Depreciation               564,000.00        564,000.00
                                             ------------      ------------
Total Fixed Assets                             137,000.00        137,000.00
                                             ------------      ------------

        Other Assets                           111,433.00        111,433.00
                                             ------------      ------------
        (attach list)                          954,151.00        769,329.00
                                             ============      ============
TOTAL ASSETS

LIABILITIES
-----------
Post-petition Liabilities:
        Accounts Payable                        25,636.00         25,012.00
                                             ------------      ------------
        Notes Payable                          100,000.00        100,000.00
                                             ------------      ------------
        Rents & Leases Payable
                                             ------------      ------------
        Taxes Payable
                                             ------------      ------------
        Accrued Interest
                                             ------------      ------------
        Other:
               ------------                  ------------      ------------

               ------------                  ------------      ------------
Total Post-petition Liabilities                125,636.00        125,012.00
                                             ------------      ------------

Pre-petition Liabilities

        Unsecured Debt                       2,456,549.00      2,456,549.00
                                             ------------      ------------
        Notes Payable-Secured                1,065,000.00      1,065,000.00
                                             ------------      ------------
        Other Debt (priority
        Claims)
                                             ------------      ------------
                Taxes                          221,400.00        221,400.00
                                             ------------      ------------
                Wages
                                             ------------      ------------
                Deposits
                                             ------------      ------------
        Other:
               ------------                  ------------      ------------
Total Pre-petition Liabilities               3,742,949.00      3,742,949.00
                                             ------------      ------------
TOTAL LIABILITIES                            3,868,585.00      3,867,961.00
                                             ============      ============
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OWNER EQUITY (DEFICIT)
----------------------

        Preferred Stock                     10,655,759.00      10,655,759.00
                                            -------------      -------------
        Common Stock
                                            -------------      -------------
        Capital Surplus
                                            -------------      -------------
        Retained Earnings                  (13,570,193.00)    (13,493,248.00)
                                            -------------      -------------

PARTNERS' INVESTMENT (DEFICIT)
-----------------------------

                                            -------------      -------------

TOTAL OWNER EQUITY
 (NET WORTH)                                (2,914,434.00)      1,030,472.00
                                            =============      =============

TOTAL LIABILITIES AND
---------------------
 OWNER EQUITY
-----------------.........................     954,151.00       1,030,472.00
                                            =============      =============

NOTES:

1. Explain significant events, including contingent liabilities and pending lawsuits, which may have a material effect on the financial condition of the debtor.

2. Value assets at lower of cost or market and identify which method is being used.

3. Explain the method of inventory valuation if other than the lower of cost or market.

4. Identify any changes in stock holdings of "insiders" during the reporting period.